UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

Ingersoll-Rand plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** NOTICE OF ANNUAL GENERAL MEETING AND IMPORTANT NOTICE Regarding the Availability of Proxy Materials
INGERSOLL-RAND PLC	Meeting Information Meeting Type: Annual For holders as of: April 6, 2010 Date: June 3, 2010 Time: 2:30 p.m., local time
	Location:	Dromoland Castle Newmarket - on - Fergus Co. Clare Ireland

You are receiving this communication because you hold shares in the above named company.

INGERSOLL-RAND PLC 170/175 LAKEVIEW DR. AIRSIDE BUSINESS PARK SWORDS, CO. DUBLIN IRELAND	This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

M22456-P95035

—    Before You Vote    —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT IRISH STATUTORY ACCOUNTS, INCLUDING RELATED REPORTS
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2010 to facilitate timely delivery.

—    How To Vote    —

Please Choose One of the Following Voting Methods

Vote In Person: You may attend the meeting in person or appoint a proxy to attend, speak and vote at the meeting on your behalf. This proxy does not have to be a shareholder. Please check the meeting materials for additional information regarding requirements relating to meeting attendance, voting in person and appointing a proxy other than the designated officers of the Company.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote FOR the following proposals:
1.	Re-election as Directors of the following nominees who retire
Nominees:
	1a.	A. C. Berzin		1g.	C. J. Horner

	1b.	J. Bruton		1h.	M. W. Lamach

	1c.	J. L. Cohon		1i.	T. E. Martin

	1d.	G. D. Forsee		1j.	O. R. Smith

	1e.	P. C. Godsoe		1k.	R. J. Swift

	1f.	E. E. Hagenlocker		1l.	T. L. White

			2.	Approval of an advisory proposal relating to the Company’s executive pay-for-performance compensation policies and procedures.

			3.	Appointment of independent auditors and authorization of the Audit Committee of the Board of Directors to fix the auditors’ remuneration.

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